SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CLOSURE MEDICAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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The following is a slide presentation shown on May 3, 2005 to employees of Closure Medical Corporation (“Closure Medical”) to provide information about Johnson & Johnson.

The following is a slide presentation shown on May 3, 2005 to employees of Closure Medical Corporation (“Closure Medical”) to provide information about Johnson & Johnson.

Welcome

Closure Medical Corporation Town Hall Meeting

May 3, 2005

For internal use only

Dan Pelak

President and CEO Closure Medical Corporation

Gary Fischetti

Integration Manager, ETHICON, Inc.,

a Johnson & Johnson Company

Who We Are

109,000 Employees Worldwide 200 Operating Companies in 57 Countries Around the World Selling Products in More Than 175 Countries

Our Credo

Written by General Robert Wood Johnson, Jr. in the 1940s

Visionary and U.S. business leader

Among the first to speak openly of a company’s responsibility

Our Credo

LEADERSHIP

Strategic Principles

Broadly based in Human Health Care

Decentralized Management

Manage for the Long Term

Ethical Principles

Imperatives For Growth

Innovative Product Solutions

Collaboration

Flawless Execution

Leadership and People

Global Leadership Profile

GROWTH

2004 Sales by Segment

$            U.S. Billions

Total Sales: $47.3 Billion

Medical Devices & Diagnostics

$16.9 B

35.7%

Pharmaceuticals

$22.1 B

46.7%

Consumer

$8.3 B

17.6%

Medical Devices & Diagnostics

Significant Franchises in MD&D

2004 Sales

Cordis $3.2B

DePuy $3.4B

Ethicon $2.8B

Ethicon Endo $2.8B

LifeScan $1.7B OCD $1.3B

Vision Care $1.5B.

MD&D R&D Spending

$            U.S. Millions

CAGR 99-03: 14%

$1,200

$1,000

$800

$600

$400

$200

$0

1999

2000

2001

2002

2003

MD&D U.S. Patent Applications Filed

700

600

500

400

300

200

100

0

695

589

493

381

355

1999

2000

2001

2002

2003

Major Acquisitions / Divestitures in MD&D

Acquisitions

Year Business

2003 Link Spine Group

2003 Orquest

2002 Obtech Medical

2001 Inverness Medical

1998 DePuy

1997 Biopsys

1997 Biosense Webster

1997 Gynecare

1996 Cordis

1995 Ultracision

1995 Mitek

1994 Clinical Diagnostics

Divestitures

Year Business

2004 DePuy Casting

2003 Vascular Access

2002 Inverness Non-Core Businesses

2001 Packs, Gowns and Wearing Apparel

2000 Orthopaedic Soft Goods

2000 Surgical & Medical Gloves

1998 Patient Monitoring

1995 Iolab

MD&D: The Future is Bright

Favorable industry backdrop

Competing in the right segments

Ability to create and sustain new standards of care

Opportunities in biosurgicals

Dr. James Hart

Director, Medical—Worldwide CardioVations

Doctor Perspectives

Dr. Alan Boyd Lumsden Chief of Vascular Surgery Endovascular Therapy

Baylor College of Medicine, Houston, Texas

Dr. William Mayfield Chief of Surgery

Kennestone Hospital            , Marietta, Georgia

A Look at

Headquartered in Somerville, NJ

More than 9,000 associates worldwide

One Global Management Board (GMB) for the franchise

Four separate business units

Advanced wound closure — sutures; biosurgicals in the form of adhesives; tissue support and surgical healing product such as meshes

Women’s Health – minimally invasive gynecological and urological health solutions

Wound Care — advanced care and surgical wound healing

Minimally invasive cardiac surgery

Vision

Improving lives by advancing the standard of care in Tissue Repair

Mission

Providing trusted, procedural-focused solutions for tissue closure and repair with a strong value proposition that enables surgeons, physicians, regulators and payors to improve patient outcomes

Long-Term Vision

Tissue Closure & Wound Healing

Today

Active Tissue Repair

Mid Term

1- 7 yrs

Tissue Regeneration

Long Term 5 – 12+ yrs

Stephanie Moore

Director, Human Resources DePuy Mitek

Kate McDaniel

Director, Human Resources

Social Responsibility

Worldwide Contributions Strategic Platforms

Building Healthier Communities

(Mothers, Fathers, Children All community Stakeholders)

Advancing Health Care Knowledge

(Doctors & Nurses, Health Care Professionals)

Women’s & Children’s Health

(Mothers, Children)

Global Public Health

Access to Health Care

(Medically Underserved)

2004 Cash Gifts and Product Contributions

Total Giving: $524 Million

U.S. Cash Gifts $107 Million

20%

International Cash Gifts $10 Million

2%

Product Gifts $407 Million

78%

Total U.S. Cash Percent Distribution by Category

1.2%

4.3%

4.7%

7.1%

11.3%

16.1%

55.3%

Health & Medical

Education

Matching Gifts

Community

Other

Culture/Arts

Environment

Corporate Contributions

Recent Tsunami Relief Efforts

Working with partner groups to understand where need is greatest

$2 million initial cash contribution

Modules of medical supplies

$81.4 million in product

Ongoing Support

Help to stabilize the region

Help to rebuild the infrastructure

Focused Resources

Needs of mothers and children

Community health care

Mental health support

2004 Worldwide ETHICON Contributions

$            U.S.

Cash Donations $2,229,447

Product Donations $7,996,610

ETHICON North America

Program areas, including, but not limited to:

United Way

Civil and Community (blood drives)

Education

Hospitals

Children’s Health

Arts & Culture

Nursing

Employee Benefits and Programs

Closure Medical programs remain in effect through the end of 2005

Convert to Johnson & Johnson programs — anticipated effective date: January 1, 2006

No break in coverage

Employee Benefits and Programs -

Communication

Transition issues and program overview by Johnson & Johnson Corporate Benefits at employee meetings to be held shortly after closing

Closure Medical will advise on flexible spending account elections for the period from 9/1/2005 through 12/31/2005

Special J&J benefit enrollment period for Closure employees in December 2005

Enrollment meeting to be scheduled in Late November / Early December

Gary Fischetti

Integration Manager, ETHICON, Inc.,

a Johnson & Johnson Company

Looking Ahead

Regulatory approval process is moving along as planned

Shareholder approval anticipated in June

Established cross-company / cross-functional steering committee

Questions and Answers

In connection with the proposed acquisition of Closure Medical by Johnson & Johnson, Closure Medical filed a proxy statement with the Securities and Exchange Commission which was first mailed to Closure Medical’s stockholders on or about May 2, 2005. INVESTORS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Closure Medical and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such individuals is included in Closure Medical’s proxy statements and Annual Reports on Form 10K previously filed with the Securities and Exchange Commission and is included in the proxy statement relating to the merger. Investors may obtain a free copy of the proxy statement and other relevant documents when they become available as well as other material filed with the Securities and Exchange Commission concerning Closure Medical and these individuals at the Securities and Exchange Commission’s website at www.sec.gov or by visiting Closure Medical’s website at www.closuremed.com.

THANK YOU

Thank you for your ongoing focus and commitment to the business